Related Party Transactions and Balances	12 Months Ended
Mar. 31, 2022
Text Block [Abstract]
Related Party Transactions And Balances
31.	RELATED PARTY TRANSACTIONS AND BALANCES
Former parent company promissory note receivable
Due to the merger transaction described in Note 4, the Company is no longer a related party of Algoma Steel Parent S.C.A., and its commonly controlled affiliates. Further, Algoma Steel Parent S.C.A. settled its promissory note payable to the Company for $2.2 million (US $1.7 million) by receiving a net amount of $6.5 million (US $5.0 million) in exchange for settling this note payable with the return of capital of $8.3 million (US $6.7 million), as explained in Note 28. To facilitate this payment, the Company entered an agreement with its subsidiary, Algoma Steel Inc. to pay the net amount of $6.5 million (US $5.0 million) on its behalf. The Company settled the loan to its subsidiary, Algoma Steel Inc. with net proceeds from the merger transaction.